VK-HYM-SUMSUP-1 080112
Summary Prospectus Supplement dated August 1, 2012
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y and Institutional Class shares of the Fund listed below:
Invesco Van Kampen High Yield Municipal Fund
As of the close of business on September 4, 2012, the Fund will limit public sales of its shares to certain investors. Please see the “Other Information — Limited Fund Offering” section of the statutory Prospectuses for further information.
VK-HYM-SUMSUP-1 080112